                                                                   EXHIBIT 10.12



                         RAYONIER INC. EXCESS SAVINGS
                         AND DEFERRED COMPENSATION PLAN
                         (Amended and Restated
                         Effective September 1, 1995)

RAYONIER INC. EXCESS SAVINGS AND DEFERRED COMPENSATION PLAN
(Amended and Restated Effective September 1, 1995)


CONTENTS
--------------------------------------------------------------------------------
SECTION                                                                     PAGE
                                                 ARTICLE I. THE PLAN

    1.1       Establishment of the Plan                                       1
    1.2       Purpose                                                         1

                                             ARTICLE II. DEFINITIONS

    2.1       Definitions                                                     2
    2.2       Gender and Number                                               5

                                          ARTICLE III. PARTICIPATION

    3.1       Eligibility                                                     6
    3.2       Commencement                                                    6
    3.3       Termination of Eligibility                                      6

                        ARTICLE IV. EXCESS SAVINGS AND CONTRIBUTIONS

    4.1       Accounts                                                        7
    4.2       Base Salary                                                     7
    4.3       Bonus Deferral                                                  8
    4.4       Excess Matching Company Contribution Account                    8
    4.5       Excess Retirement Contributions                                 8
    4.6       Adjustment to Accounts                                          9
    4.7       Vesting                                                         9
    4.8       Date of Payment                                                 9
    4.9       Form of Payment                                                 9
    4.10      Death Benefits                                                 10
    4.11      Hardship Withdrawals                                           11
    4.12      Change of Control                                              11

                                   ARTICLE V. RIGHTS OF PARTICIPANTS

    5.1       Contractual Obligation                                         12
    5.2       Unsecured Interest                                             12

RAYONIER INC. EXCESS SAVINGS AND DEFERRED COMPENSATION PLAN
(Amended and Restated Effective September 1, 1995)

CONTENTS
--------------------------------------------------------------------------------
SECTION                                                                     PAGE
                                          ARTICLE VI. ADMINISTRATION

    6.1       Administration                                                 13
    6.2       Indemnification                                                13
    6.3       Expenses                                                       13
    6.4       Tax Withholding                                                13
    6.5       Claims Procedure                                               14

                                          ARTICLE VII. MISCELLANEOUS

    7.1       Nontransferability                                             16
    7.2       Rights Against the Company                                     16
    7.3       Amendment or Termination                                       16
    7.4       Applicable Law                                                 16
    7.5       Illegality of Particular Provision                             17

ARTICLE I. THE PLAN

1.1 ESTABLISHMENT OF THE PLAN

Rayonier Inc. heretofore established and presently maintains an unfunded supplemental retirement plan for eligible salaried Employees, effective as of March 1, 1994, known as the "Rayonier Inc. Excess Savings Plan" (hereinafter referred to as the "Plan"). Effective September 1, 1995, the Plan is amended and restated and shall be known as the "Rayonier Inc. Excess Savings and Deferred Compensation Plan".

1.2 PURPOSE

The Plan is intended to provide Employees with contributions lost due to restrictions on defined contribution plans under sections 401(a)(17), 401(k), 401(m), 402(g), and 415 of the Internal Revenue Code of 1986, as amended, which primarily affect higher-paid Employees. The intent is to provide these Employees with allocations under this Plan that, when added to such Employees' contributions under the Rayonier Investment and Savings Plan for Salaried Employees, will be similar to contributions other Employees can receive under such plan. Effective September 1, 1995, the Plan is amended to provide Employees with an opportunity to defer that portion of the Employee's Base Salary in excess of the qualified plan limitation under section 401(a)(17) of the Internal Revenue Code of 1986, as amended, which primarily impacts higher-paid Employees. The Plan is also intended to provide these Employees with the opportunity to defer all or any portion of bonus otherwise payable for a Plan Year. The Plan is intended to be an unfunded plan under the Employee Retirement Income Security Act of 1974, as amended, that is maintained for the purpose of providing deferred compensation for a select group of management or highly compensated Employees.

ARTICLE II. DEFINITIONS

2.1 DEFINITIONS

Capitalized terms used in the Plan shall have the respective meanings set forth below:

(a) "ACCOUNTS" shall mean a Participant's Excess Savings Account (comprised of an Excess Basic Savings Account, an Excess Matching Company Contribution Account, and an Excess Retirement Contribution Account), an Excess Base Salary Deferral Account, and a Bonus Deferral Account.

(b) "BASE SALARY" shall mean an Employee's compensation from the Company at the Employee's base rate, determined prior to any election by the Participant pursuant to section 401(k) or 125 of the Code, excluding any overtime, bonus, foreign service allowance, or any other form of compensation.

(c)  "BASIC SAVINGS" shall have the meaning set forth in the Qualified Plan.

(d)  "BENEFICIARY" shall mean the person designated under section 4.10.

(e) "BONUS DEFERRAL" shall mean the amount of annual bonus that the Participant elects to defer under section 4.3.

(f) "BONUS DEFERRAL ACCOUNT" shall mean the account established for the Participant on the books of the Company under section 4.1.

(g) "BONUS DEFERRAL AGREEMENT" shall mean a written agreement between the Company and the Participant to defer all or a portion of the Participant's annual bonus, as described in section 4.3.

(h)  "CHANGE OF CONTROL" shall mean any of the following events-3/4

     (1) a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to section 13(d) of the Securities Exchange Act of 1934 (the "Act") disclosing that any person, other than Rayonier Inc. or an employee benefit plan sponsored by Rayonier Inc., is the beneficial owner (as the term is defined in Rule 13d-3 under the Act), directly or indirectly, of 20 percent or more of the total voting power represented by Rayonier Inc.'s then outstanding Voting Securities (calculated as provided in paragraph (d) of Rule 13d-3 under the Act in the case of rights to acquire Voting Securities); or

     (2) any person, other than Rayonier Inc. or any employee benefit plan sponsored by Rayonier Inc., shall purchase shares pursuant to a tender offer or exchange offer to acquire any Voting Securities of Rayonier Inc. (or securities convertible into such Voting Securities) for cash, securities, or any other consideration, provided that after consummation of the offer, the person in question is the beneficial owner, directly or indirectly, of 20 percent or more of the total voting power represented by Rayonier Inc.'s then outstanding Voting Securities (all as calculated under paragraph (1)); or

     (3)  the stockholders of Rayonier Inc. shall approve

          (A) any consolidation or merger of Rayonier Inc. in which Rayonier Inc. is not the continuing or surviving corporation (other than a merger of Rayonier Inc. in which holders of common shares of Rayonier Inc. immediately prior to the merger have the same proportionate ownership of common shares of the surviving corporation immediately after the merger as immediately before), or pursuant to which common shares of Rayonier, Inc. would be converted into cash, securities, or other property; or

          (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of Rayonier Inc.; or

     (4) there shall have been a change in the composition of the Board of Directors of Rayonier Inc. at any time during any consecutive twenty-four month period such that "continuing directors" cease for any reason to constitute at least a 70 percent majority of the Board. For purposes of this paragraph (4), "continuing directors" means those members of the Board who either were directors at the beginning of such consecutive twenty-four month period or were elected by or on the nomination or recommendation of at least a 70 percent majority of the then existing Board.

(i)  "CODE" means the Internal Revenue Code of 1986, as amended.

(j)  "COMPANY" shall have the meaning set forth in the Qualified Plan.

(k)  "EMPLOYEE" shall have the meaning set forth in the Qualified Plan.

(l) "EXCESS BASE SALARY" shall mean that portion of the Employee's Base Salary that exceeds the annual indexed dollar amount under section 401(a)(17) of the Code.

(m) "EXCESS BASE SALARY DEFERRAL ACCOUNT" shall mean the account established for the Participant on the books of the Company under section 4.1.

(n) "EXCESS BASE SALARY DEFERRAL AGREEMENT" means a written agreement between the Company and the Participant to defer all or a portion of the Participant's Excess Base Salary, as described in section 4.2(b).

(o) "EXCESS BASE SALARY DEFERRALS" means the amount of Excess Base Salary that the Participant elects to defer, as described in section 4.2(b).

(p) "EXCESS BASIC SAVINGS" means those amounts deferred by the Participant under section 4.2(a).

(q) "EXCESS BASIC SAVINGS ACCOUNT" means an account established for the Participant on the books of the Company under section 4.1 to which the Participant's Excess Basic Savings are credited.

(r) "EXCESS BASIC SAVINGS AGREEMENT" means a written agreement between the Company and the Participant to defer a portion of the Participant's Excess Base Salary, as described in section 4.2(a).

(s) "EXCESS MATCHING COMPANY CONTRIBUTION" means the amount credited to the Participant under section 4.4.

(t) "EXCESS MATCHING COMPANY CONTRIBUTION ACCOUNT" shall mean the account established for the Participant on the books of the Company under section 4.1.

(u) "EXCESS RETIREMENT CONTRIBUTION" means the amount credited to the Participant under section 4.5.

(v) "EXCESS RETIREMENT CONTRIBUTION ACCOUNT" shall mean the account established for the Participant on the books of the Company under section 4.1.

(w) "EXCESS SAVINGS ACCOUNT" shall mean an account comprised of an Excess Basic Savings Account, an Excess Matching Company Contribution Account, and an Excess Retirement Contribution Account.

(x) "MATCHING COMPANY CONTRIBUTION" shall have the meaning set forth in the Qualified Plan.

(y)  "PARTICIPANT" means an Employee who participates in the Plan pursuant to
     Article III.

(z)  "PLAN ADMINISTRATOR" means the entity described in Article VI.

(aa) "PLAN YEAR" means the plan year of the Qualified Plan.

(bb) "QUALIFIED PLAN" means the Rayonier Investment and Savings Plan for Salaried Employees, which is intended to be qualified under section 401(a) of the Code.

(cc) "RETIREMENT CONTRIBUTION" shall have the meaning set forth in the Qualified Plan.

(dd) "TERMINATION OF EMPLOYMENT" shall have the meaning set forth in the Qualified Plan.

(ee) "VALUATION DATE" shall have the meaning set forth in the Qualified Plan.

2.2 GENDER AND NUMBER

Unless the context clearly requires otherwise, the masculine pronoun whenever used shall include the feminine and neuter pronoun, and the singular shall include the plural.

ARTICLE III. PARTICIPATION

3.1 ELIGIBILITY

Each management Employee or highly compensated Employee who participates in the Qualified Plan and whose Base Salary exceeds the annual indexed dollar amount under section 401(a)(17) of the Code shall be eligible to participate in the Plan; provided, however, that an Employee shall be eligible to participate with respect to a Plan Year only if the Employee has made the maximum Basic Savings permitted under the terms of the Qualified Plan for such Plan Year.

3.2 COMMENCEMENT

Each Employee who is a Participant prior to the date of this amended and restated Plan shall continue to be a Participant on September 1, 1995. Each other Employee shall become a Participant on the first day of the month coincident with or next following the date he satisfies the eligibility requirements. Notwithstanding the foregoing, an Employee participating in the Plan in 1995 may execute an Excess Base Salary Deferral Agreement and/or a Bonus Deferral Agreement no later than September 1, 1995, with respect to Excess Base Salary payable for the remainder of 1995 and/or any bonus payable for 1995.

3.3 TERMINATION OF ELIGIBILITY

An individual shall cease to be a Participant as of the date such individual ceases to meet all of the requirements of section 3.1 above; provided however, that benefits accrued as of such date shall not be reduced and shall be paid as provided herein.

ARTICLE IV. EXCESS SAVINGS AND CONTRIBUTIONS

4.1 ACCOUNTS

The Company shall establish and maintain as a bookkeeping entry an Excess Savings Account (with separate bookkeeping entries for the Excess Basic Savings Account, the Excess Matching Company Contribution Account, and the Excess Retirement Contribution Account), an Excess Base Salary Deferral Account, and a Bonus Deferral Account for each Participant. During each Plan Year, the Company shall credit to the appropriate Account the amounts described in this Article IV.

4.2 BASE SALARY

(a) EXCESS BASIC SAVINGS. Each Employee described in section 3.1 may enter into an Excess Basic Savings Agreement with the Company under which the Participant elects to defer up to 6 percent of the Excess Base Salary that would otherwise be payable to him each payroll period during each subsequent Plan Year. Such election shall be irrevocable and shall remain in effect for such Plan Year and all subsequent Plan Years unless the Participant, prior to the beginning of a Plan Year, elects to revoke or amend the Excess Basic Savings Agreement. An Excess Basic Savings Agreement may be reinstated or amended prior to the beginning of any Plan Year for Excess Base Salary payable in that Plan Year. Notwithstanding the foregoing, an Employee who becomes eligible during a Plan Year to participate in the Plan may execute an Excess Basic Savings Agreement with respect to unearned Excess Base Salary within 30 days of becoming eligible. The Company shall credit the Excess Basic Savings to the Participant's Excess Basic Savings Account as of the payroll period to which the Excess Basic Savings relates.

(b) EXCESS BASE SALARY DEFERRAL. Each Employee described in section 3.1 may enter into an Excess Base Salary Deferral Agreement with respect to any Plan Year in which Excess Base Salary is otherwise payable to the Employee. Prior to the beginning of such Plan Year, the Employee may elect to defer all or any portion (but not less than $10,000) of such Excess Base Salary otherwise payable to him during such Plan Year; provided, however, that such deferral shall first be reduced by the amount of Excess Basic Savings contributed under section 4.2(a). Such Excess Base Salary Deferral Agreement shall remain in effect for such Plan Year and shall be irrevocable. Notwithstanding the foregoing, an Employee who becomes eligible during a Plan Year to participate may execute an Excess Base Salary

     Deferral Agreement with respect to unearned Excess Base Salary within 30 days of becoming eligible. The Company shall credit the Excess Base Salary Deferral to the Participant's Excess Base Salary Deferral Account as of the payroll period to which the Excess Base Salary Deferral relates.

4.3 BONUS DEFERRAL

An Employee described in section 3.1 may enter into a Bonus Deferral Agreement with the Company under which the Participant elects to defer all or any portion of any bonus (but not less than $10,000) that would otherwise be payable to him during a Plan Year. Such Bonus Deferral Agreement shall be entered into by the Participant and the Company on or prior to the December 1 preceding the beginning of the Plan Year for which services are rendered with respect to the bonus, shall remain in effect for the Plan Year, and shall be irrevocable; provided, however, that an election with respect to any bonus payable in 1996 attributable to services rendered in 1995 shall be made no later than September 1, 1995. The Company shall credit the above amounts to the Participant's Bonus Deferral Account as of the payroll period to which the deferral relates.

4.4 EXCESS MATCHING COMPANY CONTRIBUTION ACCOUNT

During each Plan Year, the Company shall credit to a Participant's Excess Matching Company Contribution Account an amount that is equal to 60 percent of Excess Basic Savings for that Plan Year, but in no event more than an amount equal to 3.6 percent of Excess Base Salary; provided, however that Excess Basic Savings prior to July 1, 1995 shall be credited with an amount that is equal to 50 percent of Excess Basic Savings (but in no event more than an amount equal to 3 percent of Excess Base Salary). The Excess Matching Company Contribution shall be credited to the Participant's Excess Matching Company Contribution Account as of the same date or dates that the Excess Basic Savings are allocated to the Participant's Excess Basic Savings Account.

4.5 EXCESS RETIREMENT CONTRIBUTIONS

During each Plan Year, the Company shall credit to a Participant's Excess Retirement Contribution Account an amount that is equal to the difference between the amount in (a) and the amount in (b) where-3/4

(a) is an amount equal to one-half of one percent of the Participant's Base Salary for the Plan Year, and

(b) is an amount equal to the amount of the Retirement Contribution allocated to the Participant's Account for such Plan Year pursuant to the Qualified Plan.

The Excess Retirement Contribution shall be credited to the Participant's Excess Retirement Contribution Account as of the same date or dates that the Retirement Contribution under the Qualified Plan is actually allocated to the Participant's Account under the Qualified Plan.

4.6 ADJUSTMENT TO ACCOUNTS

As of each Valuation Date, the Accounts of each Participant shall be credited or debited on the books of the Company with a gain or loss equal to the adjustment that would be made if assets equal to the Accounts had been invested in Fund C, as described in section 6.1 of the Qualified Plan, or in any successor to Fund C.

4.7 VESTING

Except as provided in section 4.9, a Participant shall have a nonforfeitable right to amounts credited to the Participant's Accounts.

4.8 DATE OF PAYMENT

A Participant's Excess Savings Account shall be payable upon the Participant's Termination of Employment. At the time the Participant executes the Excess Base Salary Deferral Agreement and the Bonus Deferral Agreement, the Participant shall designate the date upon which the amounts deferred under such agreements shall become payable. Such amounts may be made payable either before, after, or upon the Participant's Termination of Employment; provided, however, that, subject to the provisions of section 4.9, such election shall be irrevocable.

4.9 FORM OF PAYMENT

(a) EXCESS BASE SALARY AND BONUS DEFERRAL. At the time the Participant executes the Excess Base Salary Deferral Agreement and the Bonus Deferral Agreement, the Participant shall elect one of the following forms of payment for amounts credited to the Excess Base Salary Deferral Account and one of the following forms of payment for amounts credited to the Bonus Deferral
     Account:

     (1) LUMP SUM. The Participant shall receive a single sum cash payment equal to the amount credited to such Account.

     (2) INSTALLMENTS. The Participant shall receive the amount credited to such Account in equal annual installments payable over a period not exceeding 15 years. Earnings shall continue to be credited on the unpaid amounts.

     In the event the Participant changes any of the foregoing elections prior to the date of payment or changes the time of payment elected under section 4.8, then, notwithstanding the provisions of section 4.7 and except as provided in section 4.11, the Participant shall forfeit 6 percent of the amount otherwise payable to the Participant under such election, and such forfeited amount shall cease to be an obligation of the Company and the Plan.

(b) EXCESS SAVINGS ACCOUNT. Within 30 days after becoming a Participant, the Participant shall execute an Excess Basic Savings Agreement and elect one of the following forms of payment for amounts credited to the Excess Savings Account:

     (1) LUMP SUM. The Participant shall receive a single sum cash payment equal to the amount credited to the Excess Savings Account.

     (2) INSTALLMENTS. The Participant shall receive the amount credited to the Excess Savings Account in equal annual installments payable over a period not exceeding 15 years. Earnings shall continue to be credited on the unpaid amounts.

     In the event the Participant changes the foregoing election prior to the date of payment, then, notwithstanding the provisions of section 4.7 and except as provided in section 4.11, the Participant shall forfeit 6 percent of the amount otherwise payable to the Participant under such election, such forfeited amount shall cease to be an obligation of the Company and the Plan, and no subsequent changes may be made by the Participant.

(c) PARTICIPANTS PRIOR TO SEPTEMBER 1, 1995. A Participant in the Plan prior to September 1, 1995 shall make an election as to form of payment with respect to deferrals credited to his Accounts as of that date no later than September 1, 1995.

4.10 DEATH BENEFITS

At the time the Participant executes the Excess Basic Savings Agreement, the Excess Savings Account election, the Excess Base Salary Deferral Agreement, and the Bonus Deferral Agreement, the Participant shall designate a Beneficiary to receive death benefits payable under this section 4.10. In the event of the death of the Participant prior to full payment of amounts credited to the Participant's Accounts, the unpaid amounts shall be paid as soon as practicable in a single sum cash payment to the

Beneficiary. If no Beneficiary is designated or if no Beneficiary survives the Participant, the Participant's surviving spouse or, in the case of an unmarried Participant, the designated Beneficiary under the Rayonier Salaried Life Insurance Plan shall be the Beneficiary. In the event that no spouse survives the Participant or, in the case of an unmarried Participant, that the life insurance benefits have been assigned or that no Beneficiary has been designated under the Rayonier Salaried Life Insurance Plan, the Beneficiary shall be the Participant's estate.

4.11 HARDSHIP WITHDRAWALS

Notwithstanding the provisions of section 4.9, a Participant may, prior to the date payment of his Accounts is otherwise to be made, request a financial hardship withdrawal from any of his Accounts. A hardship withdrawal shall be available only upon a determination by the Company's Senior Vice President, Human Resources, that the Participant has suffered a severe and unanticipated emergency caused by an event that is beyond the control of the Participant. The amount of the withdrawal shall be limited to the amount necessary to satisfy the hardship. The Company's Senior Vice President, Human Resources, shall examine all relevant facts and circumstances to determine whether the Participant has a financial hardship and may require a Participant to submit any and all documentation that he deems necessary to substantiate the existence of a financial hardship.

4.12 CHANGE OF CONTROL

Notwithstanding the provisions of sections 4.8 and 4.9, upon the occurrence of a Change of Control, a Participant shall receive a single sum cash payment equal to the amount credited to the Participant's Accounts.

ARTICLE V. RIGHTS OF PARTICIPANTS

5.1 CONTRACTUAL OBLIGATION

It is intended that the Company is under a contractual obligation to make payments under this Plan when due. The benefits under this Plan shall be paid out of the general assets of the Company.

5.2 UNSECURED INTEREST

No special or separate fund shall be established and no segregation of assets shall be made to assure the payment of benefits hereunder. No Participant hereunder shall have any right, title, or interest whatsoever in any specific asset of the Company. Nothing contained in this Plan and no action taken pursuant to its provisions shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

ARTICLE VI. ADMINISTRATION

6.1 ADMINISTRATION

The Plan shall be administered by the Company as Plan Administrator. The Plan Administrator may appoint one or more individuals and delegate such of its powers and duties described herein as it deems desirable to any such individual, in which case every reference herein made to the Plan Administrator shall be deemed to mean or include the individuals as to matters within their jurisdiction; provided, however, that in the absence of any contrary appointment or delegation, the authority, powers, and duties herein shall be assigned to the Company's Senior Vice President, Human Resources. The Plan Administrator shall, in its sole discretion, be authorized to construe and interpret all provisions of the Plan, to adopt rules and practices concerning the administration of the same, and to make any determinations and calculations necessary or appropriate hereunder. The determination of the Plan Administrator as to any disputed question arising under this Plan, including questions of construction and interpretation, shall be final, binding, and conclusive on all persons.

6.2 INDEMNIFICATION

To the extent permitted by law, all agents and representatives of the Plan Administrator shall be indemnified by the Company and saved harmless against any claims, and the expenses of defending against such claims, resulting from any action or conduct relating to the administration of the Plan, except claims arising from gross negligence, willful neglect, or willful misconduct.

6.3 EXPENSES

The cost of benefit payments from this Plan and the expenses of administering the Plan shall be borne by the Company.

6.4 TAX WITHHOLDING

The Company may withhold from a payment any federal, state, or local taxes required by law to be withheld with respect to such payment and such sums as the Company may reasonably estimate are necessary to cover any taxes for which the Company may be liable and which may be assessed with regard to such payment.

6.5 CLAIMS PROCEDURE

(a) SUBMISSION OF CLAIMS. Claims for benefits under the Plan shall be submitted in writing to the Plan Administrator or to an individual designated by the Plan Administrator for this purpose.

(b) DENIAL OF CLAIM. If any claim for benefits is wholly or partially denied, the claimant shall be given written notice within 90 days following the date on which the claim is filed, which notice shall set forth-3/4

     (1)  the specific reason or reasons for the denial;

     (2) specific reference to pertinent Plan provisions on which the denial is based;

     (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

     (4) an explanation of the Plan's claim review procedure. If special circumstances require an extension of time for processing the claim, written notice of an extension shall be furnished to the claimant prior to the end of the initial period of 90 days following the date on which the claim is filed. Such an extension may not exceed a period of 90 days beyond the end of said initial period.

     If the claim has not been granted, and if written notice of the denial of the claim is not furnished within 90 days following the date on which the claim is filed, the claim shall be deemed denied for the purpose of proceeding to the claim review procedure.

(c) CLAIM REVIEW PROCEDURE. The claimant or his authorized represen- tative shall have 60 days after receipt of written notification of denial of a claim to request a review of the denial by making written request to the Plan Administrator, and may review pertinent documents and submit issues and comments in writing within such 60-day period.

     Not later than 60 days after receipt of the request for review, the Plan Administrator shall render and furnish to the claimant a written decision, which shall include specific reasons for the decision and shall make specific references to pertinent Plan provisions on which it is based. If special circumstances require an extension of time for processing, the decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review, provided that written notice and explanation of the delay are given to the claimant prior to commencement of the extension. Such decision by the Plan Administrator shall not be subject to further review. If a decision on review is not furnished to a claimant within the specified time period, the claim shall be deemed to have been denied on review.

(d) EXHAUSTION OF REMEDY. No claimant shall institute any action or proceeding in any state or federal court of law or equity, or before any administrative tribunal or arbitrator, for a claim for benefits under the Plan, until the claimant has first exhausted the procedures set forth in this section.

ARTICLE VII. MISCELLANEOUS

7.1 NONTRANSFERABILITY

In no event shall the Company make any payment under this Plan to any assignee or creditor of a Participant or of a Beneficiary, except as otherwise required by law. Prior to the time of a payment hereunder, a Participant or a Beneficiary shall have no rights by way of anticipation or otherwise to assign or otherwise dispose of any interest under this Plan, nor shall rights be assigned or transferred by operation of law.

7.2 RIGHTS AGAINST THE COMPANY

Neither the establishment of the Plan, nor any modification thereof, nor any payments hereunder, shall be construed to give any Participant the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge the Participant at any time.

7.3 AMENDMENT OR TERMINATION

The Plan may be amended, modified, or terminated at any time by the Company except that, without the consent of any Participant or Beneficiary, if applicable, no such amendment, modification, or termination shall reduce or diminish such person's right to receive any benefit accrued hereunder prior to the date of such amendment, modification, or termination. Notice of such amendment, modification, or termination shall be given in writing to each Participant and Beneficiary of a deceased Participant having an interest in the Plan.

7.4 APPLICABLE LAW

This instrument shall be binding on all successors and assignees of the Company and shall be construed in accordance with and governed by the laws of the State of Connecticut, subject to the provisions of all applicable Federal laws.




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
7.5 ILLEGALITY OF PARTICULAR PROVISION

The illegality of any particular provision of this document shall not affect the other provisions, and the document shall be construed in all respects as if such invalid provision were omitted.

                               * * * * * * * * * *

IN WITNESS WHEREOF, Rayonier Inc. has caused this instrument to be executed, effective September 1, 1995, on this 29'th day of August, 1995.

                                           RAYONIER, INC.


ATTEST:
                                           By John P. O'Grady

By Mazie L. Williams



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